Financial Results Second Quarter Fiscal Year 2021 Quarter Ended December 31, 2020 Supplementary Information to February 4, 2021 Earnings Conference Call Exhibit 99.2

Kimball Electronics (Nasdaq: KE) Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995. The statements may be identified by the use of words such as “expect,” “should,” “goal,” “predict,” “will,” “future,” “optimistic,” “confident,” and “believe.” These forward-looking statements are subject to risks and uncertainties including without limitation global economic conditions, the geopolitical environment, global health emergencies including the COVID-19 pandemic, and our ability to convert new business opportunities into customers and revenue. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners' equity of the Company. The non- GAAP financial measures contained herein include Adjusted Selling & Administrative Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, and Return on Invested Capital (ROIC), which have been adjusted for changes in the fair value of the supplemental employee retirement plan (“SERP”), goodwill impairment, expense related to adjustments after the measurement period of the GES acquisition, and proceeds from lawsuit settlements. Management believes it is useful for investors to understand how its core operations performed without the effects of the SERP liability, the goodwill impairment, the expense related to the adjustments after the measurement period of the GES acquisition, and the lawsuit proceeds. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics. 2

Kimball Electronics (Nasdaq: KE)

Net Sales

(Unaudited)


+4%
from Q2'20
In Millions
$350
$325
$300
$275
$250
$225
$200
$313
$319
$313
$307
$294
$286
$332
$321
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21

3

(Unaudited) % o f S al es 40% 40% 40% 44% 42% 26% 36% 48% 32% 32% 32% 28% 30% 43% 38% 27% 22% 21% 21% 21% 22% 26% 21% 21% 5% 5% 5% 5% 4% 4% 4% 3% 1% 2% 2% 2% 2% 1% 1% 1% Automotive Medical Industrial Public Safety Other Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4 Kimball Electronics (Nasdaq: KE) Net Sales Mix by Vertical Market

(Unaudited) % o f S al es 8.5% 7.3% 7.1% 6.7% 6.9% 7.3% 9.2% 9.3% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 5 Kimball Electronics (Nasdaq: KE) Gross Margin %

(Unaudited) % o f S al es 3.7% 4.1% 3.6% 3.7% 3.6% 3.5% 3.8% 4.0% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 3.0% 3.5% 4.0% 4.5% 6 Kimball Electronics (Nasdaq: KE) Adjusted Selling & Administrative Expense (%)(1)(2) (Excludes SERP) (1) Adjusted Selling & Administrative Expense is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Beginning in Q1’21, Adjusted Selling & Administrative Expense excludes changes in the fair value of our supplemental employee retirement plan (“SERP”) liability. Prior periods have been revised accordingly.

(Unaudited) In M ill io ns % of S ales $15.1 $10.3 $11.1 $9.2 $9.7 $10.8 $18.0 $17.0 4.8% 3.2% 3.5% 3.0% 3.3% 3.8% 5.4% 5.3% Adj Operating Income % of Net Sales Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% (1) Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Beginning in Q1’21, Adjusted Operating Income excludes changes in the fair value of our supplemental employee retirement plan (“SERP”) liability. Prior periods have been revised accordingly. 7 Kimball Electronics (Nasdaq: KE) Adjusted Operating Income (1)(2) (Excludes SERP, goodwill impairment, and lawsuit proceeds)

(Unaudited) In M ill io ns $11.8 $7.4 $6.6 $6.6 $6.3 $8.5 $16.6 $15.2 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 $18.0 (1) Adjusted Net Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 8 Kimball Electronics (Nasdaq: KE) Adjusted Net Income(1) (Excludes goodwill impairment, adjustments after the measurement period on GES acquisition, and lawsuit proceeds)

(Unaudited) In M ill io ns % of S ales $23.3 $17.3 $17.2 $17.6 $17.7 $19.5 $28.7 $27.9 7.4% 5.4% 5.5% 5.7% 6.0% 6.8% 8.7% 8.7% Adjusted EBITDA Adjusted EBITDA % of Sales Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 $24.0 $26.0 $28.0 $30.0 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% (1) Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 9 Kimball Electronics (Nasdaq: KE) Adjusted EBITDA(1) (Excludes goodwill impairment, adjustments after the measurement period on GES acquisition, and lawsuit proceeds)

R O IC 9.1% 8.8% 9.0% 8.4% 7.1% 7.1% 8.7% 10.3% Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% (1) We define ROIC as after-tax adjusted operating income for the trailing twelve months divided by average invested capital for the last five quarters. (2) ROIC is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (3) Beginning in Q1’21, after-tax adjusted operating income excludes changes in the fair value of our supplemental employee retirement plan (“SERP”) liability. Prior periods have been revised accordingly. (Unaudited) 10 Kimball Electronics (Nasdaq: KE) Return on Invested Capital(1)(2)(3) (Excludes SERP, goodwill impairment, and lawsuit proceeds)

Kimball Electronics (Nasdaq: KE)

Operating Cash Flow

(Unaudited)


In Millions
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$(5.0)
$(10.0)
$(15.0)
$(20.0)
($14.6)
$12.2
$39.6
($0.3)
$12.0
$21.5
$20.7
$51.6
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21

11

(Unaudited) In M ill io ns $6.9 $9.8 $11.7 $10.4 $5.7 $11.0 $8.5 $6.1 $7.5 $7.4 $7.3 $7.7 $7.9 $8.0 $8.3 $8.4 Cap Ex Depr & Amort Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 (1) Capital Expenditures include purchases of capitalized software. 12 Kimball Electronics (Nasdaq: KE) Capital Expenditures and Depreciation & Amortization(1)

Kimball Electronics (Nasdaq: KE)

Reconciliation of Non-GAAP Results

(Unaudited, Amounts in Thousands)	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21
Selling & Administrative Expenses, as reported	$ 12,057	$ 13,118	$ 11,078	11,827	$ 9,624	$ 11,391	$ 13,117	$ 13,486
Less: SERP[(2)]	606	228	(22)	502	(914)	1,282	550	811
Adjusted S&A Expense	$ 11,451	$ 12,890	$ 11,100	$ 11,325	$ 10,538	$ 10,109	$ 12,567	$ 12,675
Operating Income, as reported	$ 14,497	$ 10,319	$ 11,115	$ 8,684	$ 10,588	$ 1,609	$ 17,807	$ 16,179
Add: SERP[(2)]	606	228	(22)	502	(914)	1,282	550	811
Add: Goodwill Impairment	—	—	—	—	—	7,925	—	—
Less: Lawsuit Proceeds	—	215	—	—	—	—	341	—
Adjusted Operating Income [(2)]	$ 15,103	$ 10,332	$ 11,093	$ 9,186	$ 9,674	$ 10,816	$ 18,016	$ 16,990
Net Income, as reported	$ 11,849	$ 7,525	$ 6,598	$ 6,612	$ 6,259	$ (1,273)	$ 16,811	$ 15,062
Add: After-tax Goodwill Impairment	—	—	—	—	—	6,947	—	—
Add: Adjustments after Measurement Period of GES Acquisition	—	—	—	—	—	2,871	—	133
Less: Lawsuit Proceeds	—	163	—	—	—	—	259	—
Adjusted Net Income	$ 11,849	$ 7,362	$ 6,598	$ 6,612	$ 6,259	$ 8,545	$ 16,552	$ 15,195
Adjusted Net Income	$ 11,849	$ 7,362	$ 6,598	$ 6,612	$ 6,259	$ 8,545	$ 16,552	$ 15,195
Add Interest, net	1,146	1,405	1,190	1,142	1,148	881	816	590
Add Depreciation & Amortization	7,480	7,386	7,312	7,674	7,897	7,989	8,314	8,448
Add Taxes	2,825	1,137	2,115	2,215	2,436	2,087	3,049	3,677
Adjusted EBITDA	$ 23,300	$ 17,290	$ 17,215	$ 17,643	$ 17,740	$ 19,502	$ 28,731	$ 27,910
Operating Income (GAAP) (TTM)	$ 43,007	$ 42,060	$ 46,143	$ 44,615	$ 40,706	$ 31,996	$ 38,688	$ 46,183
Add: Goodwill Impairment	—	—	—	—	—	7,925	7,925	7,925
Add: SERP[(2)]	205	327	186	1,314	(206)	848	1,420	1,729
Less: Lawsuit Proceeds (TTM)	92	307	215	215	215	—	341	341
Adj. Operating Income (non-GAAP) (TTM) [(2)]	$ 43,120	$ 42,080	$ 46,114	$ 45,714	$ 40,285	$ 40,769	$ 47,692	$ 55,496
Tax Effect (TTM) [(2)]	9,765	7,775	8,935	9,288	9,090	9,831	9,940	10,859
After-Tax Adj. Operating Income (TTM) [(2)]	$ 33,355	$ 34,305	$ 37,179	$ 36,426	$ 31,195	$ 30,938	$ 37,752	$ 44,637
Average Invested Capital [(1)]	$ 366,995	$ 390,528	$ 411,735	$ 431,910	$ 438,634	$ 437,263	$ 435,465	$ 433,192
ROIC [(2)]	9.1 %	8.8 %	9.0 %	8.4 %	7.1 %	7.1 %	8.7 %	10.3 %

(1) Average Invested Capital is computed using the Share Owners equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters.

(2) Beginning in Q1 FY'21, adjusted selling and administrative expense, adjusted operating income, and ROIC exclude changes in the fair value of our supplemental employee retirement plan ("SERP") liability. Prior periods have been revised accordingly.

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